UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2009

Item 1. Report to Stockholders.

Villere Balanced Fund

Annual Report  «»  August 31, 2009

— Celebrating Ten Years —

On the cover:
Ten is a significant number, especially for Villere & Co. this fall. The Villere Balanced Fund,
New Orleans first independent, no-load mutual fund, celebrated its 10th anniversary on
September 30, 2009. The record since the fund’s inception speaks for itself, as this report and its accompanying letter demonstrate.  Villere & Co. has helped generations of families and not-for-profits manage their investments for the number of years totalling almost 10 times 10—the firm looks forward to celebrating its centennial in 2011.

Villere Balanced Fund

September 25, 2009

To Our Fellow Shareholders:

The past 12 months have been quite challenging.  The markets have tested our resolve, and we continued to monitor our companies closely.  We tend to take significant positions in the companies we choose for the Villere Balanced Fund since we also select them for our individual advisory clients.  Our large holdings afford us easier access to top management. Over the last month as we interviewed the managers of many companies we came away from those conversations believing that each company was selling well below its intrinsic value.  We also realized that each management team was as confused as we were about market valuation.  We surmised that many of the companies’ stocks were being sold for reasons that had nothing to do with the fundamentals of the stocks; it was panic.

Our returns depict the potential benefit of a balanced fund as our fixed income provided a solid foundation against the volatility of the equity markets. Our one-year return correlates well with the Lipper Balanced Fund Index, while handily beating the S&P 500® Index. Though the Fund’s return was weaker than that of the Lipper on an annualized basis over the past five years, the devastation of the recent year had a lasting effect. Since inception our returns have been almost double that of the Lipper Balanced Fund Index, a record we hope to maintain.

			Since
			Inception
Period Ending 8/31/09	1 Year	5 Year	9/30/99
Villere Balanced Fund	-8.53%	1.78%	5.20%
Lipper Balanced Fund Index	-8.32%	2.83%	2.83%
S&P 500® Index	-18.25%	0.49%	0.52%
The Fund’s Gross Expense Ratio is 1.19%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com or calling 1-877-VILLERE.

Villere Balanced Fund

We believe the recession, by most accounts the worst since the 1930’s, seems to finally be over.  We believe Gross Domestic Product, which measures all goods and services produced domestically, to see 2% growth in the 3rd quarter and possibly 2-3% in the 4th quarter of 2009.  Typically these numbers would be much higher at the end of a recession, but unemployment remains elevated, consumers are still pinching pennies, and housing has not yet seen a meaningful recovery.

The stock market has had a sharp upward move, and currently many of our equity holdings are fairly priced based on earnings and growth rates.  We believe earnings can expand more meaningfully, however, given a stronger growth picture going forward.  One example: Inventory levels are very low because businesses decided to cut to the bone.  Now that demand for goods and services is increasing, items need to be restocked, and production appears to be ramping up again.

Just as a smart shopper takes advantage when a dress or pair of shoes is offered at a 50% discount, we decided to buy stocks that were selling at historically low valuations.  The situation only enforced our belief in the old adage that “stocks are seldom cheap and popular at the same time.”

The market was under significant pressure in the waning months of 2008. This extended to January and February; ultimately bottoming on March 9th, 2009.   We used those months of weakness to initiate positions or add to our holdings. Here are a few examples, with current valuations:

•	On December 2, 2008, we bought Gulf Island at $10.55 ($14.97 as of 8/31/09)

•	On January 23, 2009, we initiated a position in Smucker’s at $43.82 ($52.27 as of 8/31/09)

•	On October 9, 2008 we bought Bank of America Convertible preferred at $691.40, then on February 6, 2009, we increased our position at $399.92 ($863.00 as of 8/31/09)

•	On March 18, 2009, we initiated a position in Baldor Electric at $13.89 ($28.07 as of 8/31/09)

•	On March 25, 2009 we bought ION Geophysical at $1.74 ($2.55 as of 8/31/09).

Villere Balanced Fund

Wall Street has a tendency to repeat the same mistakes – buying stocks when they are popular and selling when they are unpopular.  In 1999, Sandy III recalls speaking to his father during a growth-stock conference from the Plaza Hotel in New York.  All of the rooms featuring the then-high-priced technology stocks were standing room only, with investors clamoring over the companies’ prospects.  The advice of Sandy Villere Sr: “Go listen to the presentations of the companies speaking to empty rooms.”

Baldor Electric was certainly one of our top performers.  The Ft. Smith, Arkansas-based company markets, designs, and manufactures industrial motors, power transmission products, drives, and generators.  We believe they are the very best at what they do, and the company historically trades at lofty multiples versus their peers due to their franchise.  In March, when credit markets were locking up, Baldor found itself with its back against the wall as investors believed the company would “violate their debt covenants.”  That phrase frightened investors and the stock was absolutely punished.  We believed Baldor would be able to renegotiate its credit agreement, pushing interest rates up perhaps but taking the outlandish idea of a failure completely off of the table, which could cause the stock to move higher.  We initiated our position, Baldor surpassed our expectations, and we were rewarded for taking advantage of the low price.

Our biggest disappointment came from one of our bonds: a 6.375% Colonial Bank bond due December 1, 2015.  We bought this position in March of 2006 with the intention of holding to maturity.  Headquartered in Montgomery, Alabama, Colonial had about $26 billion in assets and 347 offices in Florida, Alabama, Georgia, Nevada, and Texas.  Unfortunately, we learned the definition of illiquidity as we tried to sell the bond in the spring and found no bids. We did finally sell at pennies on the dollar just prior to the bank’s falling into receivership.

We have stood by our Fund’s objectives in seeking long-term capital growth.  We believe that in this turbulent market a balanced fund is the investment vehicle of choice as it offers the stability of fixed income and the opportunity for growth in equities.

We are confident that our approach of conducting extensive research on each company should allow us to succeed.  We continue to invest in companies that we feel have excellent management and strong earning power whose potential is yet to be recognized by the investing public.

Villere Balanced Fund

Thank you for your investment in the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Footnotes:

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young and St. Denis J. Villere III, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

While the Fund is no-load, management and other expenses still apply.  Please refer to the prospectus for further details.

The S&P 500® Index is a broad market-weighted average of U.S. Blue Chip companies.  The S&P 500® Index is unmanaged and returns include reinvested dividends.

The Lipper Balanced Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Balanced Fund Category.  It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses.  These figures represent a blend of the performance of the S&P 500® Index (65%) and the Lipper Balanced Fund Index (35%).

One cannot invest directly in an index.

Mutual fund investing involves risk; loss of principal is possible.  Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Must be preceded or accompanied by a current prospectus.

The Fund is distributed by Quasar Distributors, LLC.  10/09

Villere Balanced Fund

SECTOR ALLOCATION at August 31, 2009 (Unaudited)

Sector Allocation	% of Net Assets

Consumer Discretionary	13.1%
Consumer Staples	7.2%
Energy	14.1%
Financials	20.7%
Health Care	13.9%
Industrials	10.0%
Information Technology	14.1%
Materials	2.5%
Money Market Fund	4.1%
Other Assets in Excess of Liabilities	0.3%
Net Assets	100.0%

EXPENSE EXAMPLE For the Six Months Ended August 31, 2009 (Unaudited)

As a shareholder of the Villere Balanced Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/09 – 8/31/09).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the

Villere Balanced Fund

EXPENSE EXAMPLE For the Six Months Ended August 31, 2009 (Unaudited), Continued

information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 3/1/09	Value 8/31/09	3/1/09– 8/31/09*
Actual	$1,000	$1,341	$7.55
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.51

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.28% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Villere Balanced Fund

Hypothetical Value of $10,000 vs Russell 2000® Index, S&P 500® Index and
Blended 65% S&P 500® Index / 35% Lipper Balanced Fund Index

Average Annual Total Return
as of August 31, 2009
1 Year	(8.53)%
5 Year	1.78%
Since Inception (9/30/99)	5.20%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 1999 (the Fund’s “inception”) and is not intended to imply any future performance.  Investment returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.  The chart assumes reinvestment of dividends and capital gains.

As of 8/31/09 the Russell 2000® Index returned (21.29)%, 2.21%, and 4.33% for the one-year, five-year, and since inception periods, respectively.

As of 8/31/09 the S&P 500® Index returned (18.25)%, 0.49%, and (0.52)% for the one-year, five-year, and since inception periods, respectively.

As of 8/31/09 the Blended 65% S&P 500® Index/35% Lipper Balanced Fund Index returned (14.82)%, 1.34%, and 0.69% for the one-year, five-year, and since inception periods, respectively.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.villere.com or calling (866) 209-1129.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index.  It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.  The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.  One cannot invest directly in an index.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2009

Shares		Value
COMMON STOCKS: 61.7%
Biotechnology: 3.6%
115,000	Luminex Corp.*	$1,757,200
Chemicals: 0.3%
16,000	American
	Vanguard Corp.	140,160
Diversified Financial
Services: 3.7%
41,000	J.P. Morgan
	Chase & Co.	1,781,860
Electrical Equipment: 4.3%
75,000	Baldor Electric Co.	2,105,250
Energy Equipment
& Services: 6.6%
664,500	ION Geophysical
	Corp.*	1,694,475
72,000	PHI, Inc.*1	1,501,920
		3,196,395
Food Products: 6.3%
70,000	Flowers Foods, Inc.	1,663,900
27,000	The J.M.
	Smucker Co.	1,411,290
		3,075,190
Health Care Equipment: 3.2%
36,700	Varian Medical
	Systems, Inc.*	1,580,669
Health Care Providers
& Services: 5.3%
48,200	Quest
	Diagnostics, Inc.	2,600,872
Internet Software
& Services: 4.7%
295,500	NIC, Inc.	2,266,485
IT Services: 4.6%
95,000	Euronet
	Worldwide, Inc.*	2,243,900
Machinery: 3.1%
185,350	3D Systems Corp.*	1,516,163
Oil & Gas Exploration: 6.0%
85,500	Gulf Island
	Fabrication, Inc.	1,279,935
56,000	Pioneer Natural
	Resources Co.	1,621,760
		2,901,695
Software: 4.3%
138,500	EPIQ
	Systems, Inc.*	2,076,115
Specialty Retail: 2.7%
82,800	Collective
	Brands, Inc.*	1,311,552
Textiles, Apparel &
Luxury Goods: 3.0%
58,000	Carter’s, Inc.*	1,459,280
TOTAL COMMON STOCKS
(Cost $28,806,423)		30,012,786

CONVERTIBLE
PREFERRED STOCK: 5.7%
Diversified Financial
Services: 5.7%
3,200	Bank of America
	Corp., 7.25%
	convertible until
	12/31/2049	2,761,600
TOTAL CONVERTIBLE
PREFERRED STOCK
(Cost $1,867,825)		2,761,600

Principal
Amount
CORPORATE BONDS: 28.2%
Aerospace & Defense: 0.7%
	General Dynamics
	Corp., 5.375%,
$300,000	08/15/2015	330,301
Capital Markets: 1.0%
	Goldman Sachs
	Group, Inc.
	6.875%,
200,000	01/15/2011	213,473

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2009, Continued

Principal
Amount		Value
CORPORATE BONDS: 28.2%, Continued
Capital Markets: 1.0%, Continued
$250,000	Merrill Lynch & Co., Inc., 6.875%, 11/15/2018	$255,781
		469,254
Chemicals: 2.2%
1,000,000	Du Pont E.I. De Nemours & Co., 4.750%, 11/15/2012	1,076,841
Commercial Banks: 1.9%
1,000,000	BB&T Corp. 4.900%, 06/30/2017	943,205
Commercial Services
& Supplies: 1.6%
1,000,000	International Lease Finance Corp., 5.875%, 05/01/2013	787,565
Computers & Peripherals: 0.6%
250,000	International Business Machines Corp., 4.750%, 11/29/2012	270,765
Depository Institutions: 4.4%
2,000,000	Wachovia Bank NA, 7.800%, 08/18/2010	2,110,186
Diversified Financial Services: 2.6%
750,000	Countrywide Home Loans, Inc., 4.000%, 03/22/2011	757,556
500,000	JPMorgan Chase & Co., 4.875%, 03/15/2014	513,162
		1,270,718
Energy Equipment & Services: 1.5%
800,000	PHI, Inc., 7.125%, 04/15/2013	746,000
Food Products: 0.9%
400,000	Kraft Foods, Inc. 5.250%, 10/01/2013	426,924
Household Durables: 3.1%
1,500,000	Leggett & Platt, Inc. 4.650%, 11/15/2014	1,520,293
Insurance: 1.5%
750,000	Prudential Financial, Inc., 5.000%, 01/15/2013	743,146
Pharmaceuticals: 1.6%
700,000	Pfizer, Inc., 6.200%, 03/15/2019	792,866
Road & Rail: 0.3%
125,000	CSX Transportation, Inc., 7.770%, 04/01/2010	128,836
Specialty Retail: 4.3%
2,000,000	The Home Depot, Inc. 5.400%, 03/01/2016	2,071,926
TOTAL CORPORATE
BONDS
(Cost $13,517,680)		13,688,826

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at August 31, 2009, Continued

Shares	Value
SHORT-TERM INVESTMENT: 4.1%
Money Market Fund: 4.1%
2,003,441	Federated Cash Trust
Money Market	$2,003,441
TOTAL SHORT-TERM
INVESTMENT
(Cost $2,003,441)	2,003,441
TOTAL INVESTMENTS
IN SECURITIES: 99.7%
(Cost $46,195,369)	48,466,653
Other Assets in Excess
of Liabilities: 0.3%	151,262
TOTAL NET
ASSETS: 100.0%	$48,617,915

*	Non-income producing security.
1	A portion of the security is considered illiquid. See Note 2 in Financial Statements.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2009

ASSETS
Investments in securities, at value
(cost $46,195,369) (Note 2)	$48,466,653
Receivables:
Fund shares sold	4,186
Dividends and interest	225,771
Prepaid expenses	7,663
Total assets	48,704,273

LIABILITIES
Payables:
Investment advisory fees	30,937
Administration fees	6,187
Custody fees	7,431
Fund accounting fees	9,424
Transfer agent fees	6,036
Chief Compliance Officer fees	2,498
Other accrued expenses	23,845
Total liabilities	86,358
NET ASSETS	$48,617,915

Net asset value, offering price and redemption price
per share ($48,617,915/3,840,518 shares outstanding;
unlimited number of shares authorized without par value)	$12.66

COMPONENTS OF NET ASSETS
Paid-in capital	$52,967,146
Undistributed net investment income	615,903
Accumulated net realized loss on investments	(7,236,418)
Net unrealized appreciation on investments	2,271,284
Net assets	$48,617,915

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF OPERATIONS For the Year Ended August 31, 2009

INVESTMENT INCOME
Interest	$762,066
Dividends	408,153
Total investment income	1,170,219

EXPENSES (Note 3)
Investment advisory fees	325,572
Administration fees	65,114
Fund accounting fees	28,570
Registration fees	28,008
Transfer agent fees	27,398
Audit fees	18,996
Custody fees	13,443
Reports to shareholders	13,365
Miscellaneous expense	11,376
Chief Compliance Officer fees	7,181
Legal fees	6,455
Trustee fees	6,200
Insurance expense	2,568
Total expenses	554,246
Net investment income	615,973

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(7,236,418)
Change in net unrealized appreciation on investments	2,141,863
Net realized and unrealized loss on investments	(5,094,555)
Net decrease in net assets resulting from operations	$(4,478,582)

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2009	August 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$615,973	$636,058
Net realized gain (loss) on investments	(7,236,418)	774,837
Change in net unrealized appreciation
(depreciation) on investments	2,141,863	(7,023,660)
Net decrease in net assets
resulting from operations	(4,478,582)	(5,612,765)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(452,687)	(968,234)
From net realized gain	(623,761)	(2,051,327)
Total distributions to shareholders	(1,076,448)	(3,019,561)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	803,883	99,992
Total decrease in net assets	(4,751,147)	(8,532,334)

NET ASSETS
Beginning of year	53,369,062	61,901,396
End of year	$48,617,915	$53,369,062

Undistributed net investment income	$615,903	$452,642

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2009		August 31, 2008
	Shares	Value	Shares	Value
Shares sold	444,307	$4,895,551	361,995	$5,436,896
Shares issued
in reinvestment
of distributions	99,395	1,064,520	196,560	2,989,672
Shares redeemed	(459,097)	(5,156,188)	(551,725)	(8,326,576)
Net increase	84,605	$803,883	6,830	$99,992

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2009	2008	2007	2006	2005
Net asset value,
beginning of year	$14.21	$16.51	$15.67	$16.29	$13.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.16	0.17	0.26	0.11	0.04
Net realized and unrealized
gain (loss) on investments	(1.42)	(1.65)	0.95	(0.09)	2.92
Total from
investment operations	(1.26)	(1.48)	1.21	0.02	2.96

LESS DISTRIBUTIONS:
From net
investment income	(0.12)	(0.26)	(0.12)	(0.07)	(0.03)
From net realized gain	(0.17)	(0.56)	(0.25)	(0.57)	(0.22)
Total distributions	(0.29)	(0.82)	(0.37)	(0.64)	(0.25)
Net asset value,
end of year	$12.66	$14.21	$16.51	$15.67	$16.29

Total return	(8.53)%	(9.28)%	7.81%	0.18%	21.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
year (millions)	$48.6	$53.4	$61.9	$62.9	$48.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.28%	1.19%	1.16%	1.22%	1.27%
After fees absorbed
or recouped	1.28%	1.19%	1.16%	1.25%	1.50%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.42%	1.10%	1.49%	0.84%	0.54%
After fees absorbed
or recouped	1.42%	1.10%	1.49%	0.81%	0.31%

Portfolio turnover rate	39%	21%	27%	27%	30%

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2009

NOTE 1 – ORGANIZATION

The Villere Balanced Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on September 30, 1999.

The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.  The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2009, Continued

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days, at the time of purchase, are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of August 31, 2009, the Fund did not hold fair valued securities.

The Fund adopted Statement of Financial Accounting Standard No. 157,Fair Value Measurements (“FAS 157”) and FASB Staff Position No. 157-4 (“FSP 157-4”).  FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  The FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  FAS 157 requires each fund to classify it securities based on valuation method, using the following levels:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2009, Continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2009:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer
Discretionary	$2,770,832	$—	$—	$2,770,832
Consumer Staples	3,075,190	—	—	3,075,190
Financial	1,781,860	—	—	1,781,860
Energy	6,098,090	—	—	6,098,090
Health Care	5,938,741	—	—	5,938,741
Industrial	3,621,413	—	—	3,621,413
Information
Technology	6,586,500	—	—	6,586,500
Materials	140,160	—	—	140,160
Total
Common Stocks	30,012,786	—	—	30,012,786
Convertible
Preferred Stock
Financial	2,761,600	—	—	2,761,600
Total Convertible
Preferred Stock	2,761,600	—	—	2,761,600

Fixed Income
Consumer
Discretionary	—	4,019,143	—	4,019,143
Energy	—	746,000	—	746,000
Financials	—	5,536,509	—	5,536,509
Health Care	—	792,866	—	792,866
Industrials	—	1,246,702	—	1,246,702
Information
Technology	—	270,765	—	270,765
Materials	—	1,076,841	—	1,076,841
Total Fixed Income	—	13,688,826	—	13,688,826
Short-Term
Investment	2,003,441	—	—	2,003,441
Total Investments
in Securities	$34,777,827	$13,688,826	$—	$48,466,653

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2009, Continued

The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), effective August 31, 2009.  SFAS 161 requires enhanced disclosures about a Fund’s derivative and hedging activities, including  how such activities are accounted for and their effect on a Fund’s  financial position, performance and cash flows. Management has determined the adoption of SFAS 161 had no material impact on the Fund’s financial statements and related disclosures.

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Fund has adopted FIN 48 and as of August 31, 2009, the Fund does not have any tax positions that did not meet the “more-likely-than-not threshold” of being sustained by the applicable tax authority for the open tax years of August 31, 2006 through August 31, 2009.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2009, Continued

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first-in, first-out basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2009, Continued

share. For the year ended August 31, 2009, undistributed net investment income was decreased by $25 and accumulated net realized loss was decreased by $25.

I.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities.

At August 31, 2009, the Fund held an illiquid security with a total value of $1,501,920 or 3.09% of total net assets.

	Shares	Dates Acquired	Cost Basis
PHI, Inc.	72,000	5/02-7/06	$1,936,104

J.
New Accounting Pronouncement.  In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (SFAS No. 165).  The Fund adopted SFAS no. 165 which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, SFAS No. 165 requires an entity to disclose the date through which subsequent events have been evaluated.  The Fund has evaluated subsequent events through the issuance of its financial statements on October 29, 2009.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and provides most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the year ended August 31, 2009, the Fund incurred $325,572 in advisory fees.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2009, Continued

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

First $100 million	0.15% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the year ended August 31, 2009, the Fund incurred $65,114 in administration fees.  The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the year ended August 31, 2009, the Fund was allocated $7,181 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2009, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $16,631,121 and $16,521,467, respectively.

For the year ended August 31, 2009, there were no purchases or sales of U.S. Government obligations.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS August 31, 2009, Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2008 and 2009 for the Fund were as follows:

	2009	2008
Distributions paid from:
Ordinary income*	$452,687	$968,234
Long-term capital gain	$623,761	$2,051,327
	$1,076,448	$3,019,561

*	Short-term capital gains are considered ordinary income for tax purposes.

As of August 31, 2009 the components of distributable earnings (losses) on a tax basis were as follows:

Cost of investments	$46,195,369
Gross tax unrealized appreciation	6,419,753
Gross tax unrealized depreciation	(4,148,469)
Net tax unrealized appreciation	$2,271,284
Undistributed ordinary income	615,903
Undistributed long-term capital gain/(loss)	—
Total distributable earnings	615,903
Other accumulated gains/(losses)	(7,236,418)
Total accumulated earnings/(losses)	$(4,349,231)

The difference between book basis and tax basis unrealized appreciation  is attributed to the tax deferral of losses on wash sales.

Under tax law, certain capital losses realized after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At August 31, 2009, the Fund deferred, on a tax basis, post October losses of $5,454,979.  At August 31, 2009, the Fund had capital loss carryforwards available for federal income tax purposes of $1,781,439 which expire in 2017, to offset future gains.

Villere Balanced Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Villere Balanced Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of the Villere Balanced Fund, a series of shares of Professionally Managed Portfolios, including the schedule of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Villere Balanced Fund as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended  and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, PA
October 29, 2009

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling (866) 209-1129.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Age and	with the	of Time	Occupation During	Overseen	Directorships
Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee,
(born 1943)	and	Term;	Industries, Inc.		Allegiant
2020 E. Financial Way	Trustee	Since	(administrative,		Funds.
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
formerly, Executive Vice
President and Chief
Operating Officer,
Integrated Asset
Management (investment
adviser and manager)
and formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Age and	with the	of Time	Occupation During	Overseen	Directorships
Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
2020 E. Financial Way		Since	Chief Executive Officer,		The
Suite 100		May 1991.	Rockefeller Trust Co.,		University of
Glendora, CA 91741			(prior thereto Senior		Virginia Law
			Vice President), and		School
			Managing Director,		Foundation.
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.
Carl A. Froebel	Trustee	Indefinite	Owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
2020 E. Financial Way		Since	(Vacation Services);
Suite 100		May 1991.	formerly, President
Glendora, CA 91741			and Founder, National
Investor Data Services,
Inc. (investment related
computer software).
Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly,	1	Independent
(born 1950)		Term;	Executive Vice		Trustee, The
2020 E. Financial Way		Since	President, Investment		Managers
Suite 100		May 1991.	Company Administration,		Funds,
Glendora, CA 91741			LLC (“ICA”) (mutual		Managers
			fund administrator).		AMG Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Age and	with the	of Time	Occupation During	Overseen	Directorships
Address	Trust(1)	Served	Past Five Years	by Trustees	Held

Officers of the Trust

Robert M. Slotky	President	Indefinite	Senior Vice	Not	Not
(born 1947)		Term;	President, U.S.	Applicable	Applicable
2020 E. Financial Way		Since	Bancorp Fund
Suite 100		Aug. 2002.	Services, LLC
Glendora, CA 91741	Chief	Indefinite	since July 2001.
	Compliance	Term;
	Officer	Since
Sept. 2004.
	Anti-Money	Indefinite
	Laundering	Term;
	Officer	Since
Dec. 2005.
Eric W. Falkeis	Treasurer	Indefinite	Senior Vice	Not	Not
(born 1973)		Term;	President USBFS	Applicable	Applicable
615 East Michigan St.		Since	since September
Milwaukee, WI 53202		Aug. 2002.	2007; Chief Financial
Officer, U.S. Bancorp
Fund Services, LLC,
since April 2006; Vice
President, U.S. Bancorp
Fund Services, LLC
since 1997.

Villere Balanced Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Age and	with the	of Time	Occupation During	Overseen	Directorships
Address	Trust(1)	Served	Past Five Years	by Trustees	Held
Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable	Applicable
2020 E. Financial Way		Since	Officer, U.S. Bancorp
Suite 100		February	Fund Services, LLC,
Glendora, CA 91741		2008.	since July 2007;
formerly, Vice President
and Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007), formerly,
Vice President and
Legal Compliance
Officer, U.S. Bancorp
Fund Services, LLC
(1998-2004).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Villere Balanced Fund

FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended August 30, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 49%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 30, 2009 was 49%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1129 or by accessing the Fund’s website at www.villere.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 209-1129.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its website at www.villere.com within ten business days after the calendar quarter end.

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 3 and 4, 2009, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for the Villere Balanced Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”) with St. Denis J. Villere & Company, LLC (the “Adviser”) for another annual term.  At this meeting and at a prior meeting held on June 16, 2009, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting form to review the nature and quality of the information presented to the Board.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, the Adviser’s disaster recovery plan, and the Adviser’s business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss various marketing and compliance topics.  The Board concluded that the Adviser had

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Lipper classifications.

The Board noted that the Fund’s recent performance had improved and was generally above its peer group median while longer term performance was generally below the peer group median.  The Board took into account that during the course of the prior year they had met with the Adviser in-person to discuss various performance topics, including its recent performance.  The Board concluded that it was satisfied with the Fund’s short- and long-term performance.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Adviser, as well as expense waivers and reimbursements.  The Board determined that the level of advisory fee was generally in line with the fees charged by the Adviser to its other investment management accounts at certain asset levels, notwithstanding the fact that the services and investment strategies applicable to those accounts were substantially different and was not excessive.

The Board noted that the Adviser has agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 1.50%.  The Trustees noted that, while the Fund’s total expense ratio was above its peer group median, the contractual advisory fee

Villere Balanced Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

was in line with its peer group median and the fees charged by the Adviser to its other investment management clients.  The Board noted, however, that given the size of the Fund, the Fund was operating below the expense cap and therefore the fee waiver and expense reimbursement arrangement was not currently applicable.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  In this regard, the Board noted that the Fund’s expense ratio has not increased significantly as assets declined somewhat during the depressed market.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

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Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Villere Balanced Fund

	FYE 8/31/2009	FYE 8/31/2008
Audit Fees	$16,000	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Villere Balanced Fund

Non-Audit Related Fees	FYE 8/31/2009	FYE 8/31/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   October 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   October 27, 2009

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date   October 22, 2009

* Print the name and title of each signing officer under his or her signature.